Exhibit 10.180

CONSENT TO ACTIONS IN LIEU OF MEETING OF THE

BOARD OF DIRECTORS OF

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

THE UNDERSIGNED, being all of the members of the Board of Directors of Dollar Thrifty Automotive Group, Inc. (the “Corporation”) herby consent to and adopt the following resolutions and agree that said resolutions shall have the same effect as if duly adopted at a meeting of the Board of Directors held for this purpose.

WHEREAS, the Corporation currently maintains a tax-qualified plan known as the Dollar Thrifty Automotive Group, Inc. Retirement Savings Plan (the “Plan”); and

WHEREAS, the Corporation wishes to amend the Plan to allow Participants to become eligible to participate in the 401(k) feature of the Plan on the later of their date of hire or attainment of age 18, and participate in the Employer Contribution feature of the Plan after one year of service and attainment of age 18.

NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING PREMISES, IT IS

RESOLVED: That the Corporation amend sections 2.01(a), 2.01(c)(1)(e) and 2.01(c)(2)(j) of the adoption agreement as shown on the attached addendum and that said amendment be effective for the period beginning January 1, 2008.

RESOLVED FURTHER: That to effect these changes, the Corporation will execute a new signature page 16 of the adoption agreement, a copy of which is attached hereto, and will substitute the amended pages 3 and 4 of the Plan’s adoption agreement for the corresponding pages presently within the adoption agreement. The Corporation shall retain one copy of the pages removed as part of the permanent record of the Corporation.

DATED this 29th day of November, 2007

[SIGNATURES ON FOLLOWING PAGE]

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

A Delaware corporation

By:	/s/ Molly Shi Boren
Molly Shi Boren

/s/ Thomas P. Capo
Thomas P. Capo

/s/ Maryann N. Keller
Maryann N. Keller

/s/ Edward C. Lumley
Edward C. Lumley

/s/ Richard W. Neu
Richard W. Neu

/s/ Gary L. Paxton
Gary L. Paxton

/s/ John C. Pope
John C. Pope

/s/ Edward L. Wax
Edward L. Wax

(being all of the Directors of
Dollar Thrifty Automotive Group, Inc.)

☐	(d)	Elapsed Time Method. In lieu of crediting Hours of Service, the Elapsed Time Method applies for purposes of crediting Service for: (Choose one or more of (1), (2) or (3) as applicable)
	☐	(1) Eligibility under Article II.
	☐	(2) Vesting under Article V.
	☐	(3 Contribution allocations under Article III.

8.    PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service the Plan must credit by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with the following predecessor employer(s): Thrifty Rent-A-Car System, Inc.; Snappy Car Rental, Inc.; Dollar Rent A Car Systems, Inc.; Dollar Systems, Inc.; Dollar Operations, Inc.; SCAMP Auto Rental I, Inc.; and Chyrsler Corporation.

[Note: If the Plan does not credit any additional predecessor service under this Section 1.30, insert "N/A" in the blank line. The Employer also may elect to credit predecessor service with specified Participating Employers only. See the Participation Agreement.] Service with the designated predecessor employer(s) applies: (Choose one or more of (a) through (d) as applicable)

☒	(a)	Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.
☒	(b)	Vesting. For vesting under Article V.
☐	(c)	Contribution allocation. For contribution allocations under Article III.
☒	(d)	Exceptions. Except for the following Service: For SCAMP Auto Rental I, Inc., only service while a wholly owned subsidiary of Chyrsler Corporation.

ARTICLE II

ELIGIBILITY REQUIREMENTS

9.	ELIGIBILITY (2.01).

Eligibility conditions. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions: (Choose one or more of (a) through (e) as applicable) [Note: If the Employer does not elect (c), the Employer's elections under (a) and (b) apply to all types of contributions. The Employer as to deferral contributions may not elect (b)(2) and may not elect more than 12 months in (b)(4) and (b)(5).]

☒		(a)	Age. Attainment of age 18 (not to exceed age 21).

☒		(b)	Service. Service requirement. (Choose one of (1) through (5))

	☒		(1) One Year of Service.

	☐		(2) Two Years of Service, without an intervening Break in Service. See Plan Section 2.03(A).

	☐		(3) One Hour of Service (immediate completion of Service requirement). The Employee satisfies the Service requirement on his/her Employment Commencement Date.

	☐		(4) ______ months (not exceeding 24).

☐

(5) An Employee must complete ___________ Hours of Service within the __________ time period following the Employee's Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 24 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert "N/A" in the second blank line.]

☒		(c)

Alternative 401(k)/401(m) eligibility conditions. In lieu of the elections in (a) and (b), the Employer elects the following eligibility conditions for the following types of contributions: (Choose (1) or (2) or both if the Employer wishes to impose less restrictive eligibility conditions for deferral/Employee contributions or for matching contributions)

(1)	☒	Deferral/Employee contributions: (Choose one of a. through d. Choose e. if applicable)
a.	☐	One Year of Service
b.	☒	One Hour of Service (immediate completion of Service requirement)
c.	☐	_______________ months (not exceeding 12)

d.	☐

An Employee must complete ______________ Hours of Service within the __________________ time period following an Employee's Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 12 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert "N/A" in the second blank line.]

e.	☒	Age _______18_______ (not exceeding age 21)
(2)	☒	Matching contributions: (Choose one of f. through i. Choose j. if applicable)
f.	☒	One Year of Service
g.	☐	One Hour of Service (immediate completion of Service requirement)
H.	☐	__________ months (not exceeding 24)
i.	☐

An Employee must complete __________________ Hours of Service within the ________________ time period following an Employee's Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 24 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert "N/A" in the second blank line.]

j.	☒	Age _______________18_____________ (not exceeding age 21)

☐	(d)	Service requirements: _____________.
[Note: Any Service requirement the Employer elects in (d) must be available under other Adoption Agreement elections or a combination thereof.]

☐	(e)

Dual eligibility. The eligibility conditions of this Section 2.01 apply solely to an Employee employed by the Employer after _________________. If the Employee was employed by the Employer by the specified date, the Employee will become a Participant on the latest of: (i) the Effective Date; (ii) the restated Effective Date; (iii) the Employee's Employment Commencement Date; or (iv) on the date the Employee attains age ___________________ (not exceeding age 21).

Plan Entry Date. "Plan Entry Date" means the Effective Date and: (Choose one of (f) through (j). Choose (k) if applicable) [Note: If the Employer does not elect (k), the elections under (f) through (j) apply to all types of contributions. The Employer must elect at least one Entry Date per Plan Year.]

☐	(f)	Semi-annual Entry Dates. The first day of the Plan Year and the first day of the seventh month of the Plan Year.

☐	(g)	The first day of the Plan Year.

☐	(h)	Employment Commencement Date (immediate eligibility).

☐	(i)	The first day of each: __________________ (e.g., "Plan Year quarter").

☒	(j)	The following Plan Entry Dates: anniversary date of hire.

☒	(k)	Alternative 401(k)/401(m) Plan Entry Date(s). For the alternative 401(k)/401(m) eligibility conditions under (c), Plan Entry Date means: (Choose (1) or (2) or both as applicable)

(1) ☒ Deferral/Employee contributions (Choose one of a. through d.)	(2) ☒ Matching contributions (Choose one of e. through h.)

a.	☐	Semi-annual Entry Dates	e.	☐	Semi-annual Entry Dates
b.	☐	The first day of the Plan Year	f.	☐	The first day of the Plan Year
c.	☒	Employment Commencement Date (immediate eligibility)	g.	☐	Employment Commencement Date (immediate eligibility)
d.	☐	The first day of each: ____________	h.	☒	The first day of each: anniversary date of hire

Time of participation. An Employee will become a Participant, unless excluded under Section 1.11, on the Plan Entry Date (if employed on that date): (Choose one of (l), (m) or (n). Choose (o) if applicable): [Note: If the Employer does not elect (o), the election under (l), (m) or (n) applies to all types of contributions.]

☒	(l)	Immediately following or coincident with
☐	(m)	Immediately preceding or coincident with
☐	(n)	Nearest

Execution Page

The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Prototype Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) has signified its acceptance, on:            .

Name of Employer:	Dollar Thrifty Automotive Group, Inc.
Employer's EIN:	73-1356520
Signed:
[Name/Title]

Name(s) of Trustee:
Bank of Oklahoma, N.A

Trust EIN (Optional):

Signed:

[Name/Title]

Signed:

[Name/Title]

Signed:

[Name/Title]

Signed:
[Name/Title]

Name of Custodian (Optional):
N/A
Signed:
[Name/Title]

31.        Plan Number. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is: 002.

Use of Adoption Agreement. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer's Plan. The Employer only may use this Adoption Agreement in conjunction with the basic plan document referenced by its document number on Adoption Agreement page one.

Execution for Page Substitution Amendment Only. If this paragraph is completed, this Execution Page documents an amendment to Adoption Agreement Section(s)  2.01(a), 2.01(c)(1)(e), and 2.01(c)(2)(j) effective January 1, 2008, by substitute Adoption Agreement page number(s) 3 and 4.

Prototype Plan Sponsor. The Prototype Plan Sponsor identified on the first page of the basic plan document will notify all adopting employers of any amendment of this Prototype Plan or of any abandonment or discontinuance by the Prototype Plan Sponsor of its maintenance of this Prototype Plan. For inquiries regarding the adoption of the Prototype Plan, the Prototype Plan Sponsor's intended meaning of any Plan provisions or the effect of the opinion letter issued to the Prototype Plan Sponsor, please contact the Prototype Plan Sponsor at the following address and telephone number:   P.O. Box 880, Tulsa, OK 74101-0880, 918-588-6573 or 800-285-9559.

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